Exhibit 99.(17)(a)

DOUBLELINE
C/O U.S. BANK GLOBAL FUND SERVICES
801 PENNSYLVANIA AVE SUITE 219252
KANSAS CITY, MO 64105-1307

SCAN TO VIEW MATERIALS & VOTE

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com or scan the QR Barcode above**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

To attend and vote at the virtual meeting, please register by going to Virtual Shareholder Meeting at https://www.viewproxy.com/DoubleLine/broadridgevsm

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V79780-TBD

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

PROPOSAL

The Board of Trustees urges you to vote FOR the proposal.

	For	Against	Abstain
1. To approve the Agreement and Plan of Reorganization and Termination to reorganize the DoubleLine Select Income Fund (formerly, DoubleLine Infrastructure Income Fund), a series of DoubleLine Funds Trust, with and into the American Beacon DoubleLine Select Income Fund, a newly created series of American Beacon Funds.	!	!	!

2. To vote and otherwise represent the undersigned on any other business that may properly come before the Special Meeting or any adjournment(s) or postponement(s) thereof, in the discretion of the proxy holder(s).

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ABOVE, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO THE PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" SUCH PROPOSAL.

PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE.

Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders To Be Held on January 14, 2026:

The Notice of the Special Meeting and the Proxy Statement are available at www.proxyvote.com

Please monitor the Fund's website for updated information regarding the Special Meeting.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

V79781-TBD

DoubleLine Select Income Fund (formerly, DoubleLine Infrastructure Income Fund)
PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned holder of shares of DoubleLine Select Income Fund (formerly, DoubleLine Infrastructure Income Fund) (the "Fund") hereby appoints Ronald R. Redell, Henry Chase, Earl A. Lariscy, Cris Santa Ana, Adam Rossetti, Carolyn Liu-Hartman, and Youse Guia, or any of them, as proxies for the undersigned, with full power of substitution in each of them, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of the Fund that the undersigned is entitled to cast at the Special Meeting of Shareholders of the Fund (the "Special Meeting") to be held virtually at www.viewproxy.com/DoubleLine/broadridgevsm, on January 14, 2026 at 11:00 a.m. Eastern Time, or at any adjournments or postponements thereof. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Special Meeting. Please refer to the Proxy Statement for a discussion of the Proposal.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

DOUBLELINE
C/O U.S. BANK GLOBAL FUND SERVICES
801 PENNSYLVANIA AVE SUITE 219252
KANSAS CITY, MO 64105-1307

SCAN TO
VIEW MATERIALS & VOTE

W

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com or scan the QR Barcode above**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

To attend and vote at the virtual meeting, please register by going to Virtual Shareholder Meeting at https://www.viewproxy.com/DoubleLine/broadridgevsm

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V79782-TBD

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

PROPOSAL

The Board of Trustees urges you to vote FOR the proposal.

	For	Against	Abstain
1. To approve the Agreement and Plan of Reorganization and Termination to reorganize the DoubleLine Floating Rate Fund, a series of DoubleLine Funds Trust, with and into the American Beacon DoubleLine Floating Rate Income Fund, a series of American Beacon Funds.	!	!	!

2. To vote and otherwise represent the undersigned on any other business that may properly come before the Special Meeting or any adjournment(s) or postponement(s) thereof, in the discretion of the proxy holder(s).

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ABOVE, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO THE PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" SUCH PROPOSAL.

PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE.

Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders To Be Held on January 14, 2026:
The Notice of the Special Meeting and Proxy Statement are available at www.proxyvote.com

Please monitor the Fund's website for updated information regarding the Special Meeting.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

V79783-TBD

DoubleLine Floating Rate Fund
PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned holder of shares of DoubleLine Floating Rate Fund (the "Fund") hereby appoints Ronald R. Redell, Henry Chase, Earl A. Lariscy, Cris Santa Ana, Adam Rossetti, Carolyn Liu-Hartman, and Youse Guia, or any of them, as proxies for the undersigned, with full power of substitution in each of them, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of the Fund that the undersigned is entitled to cast at the Special Meeting of Shareholders of the Fund (the "Special Meeting") to be held virtually at www.viewproxy.com/DoubleLine/broadridgevsm, on January 14, 2026 at 11:00 a.m. Eastern Time, or at any adjournments or postponements thereof. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Special Meeting. Please refer to the Proxy Statement for a discussion of the Proposal.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.